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                                                                    EXHIBIT 10.7

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                               Amendment Agreement

      This Amendment Agreement is entered into as of August 1, 2001 among First Union National Bank of Delaware ("Lender"), The Education Resources Institute ("TERI"), SunTech, Inc. (the "Servicer") and Collegiate Funding Services, L.L.C. ("CFS"), collectively the "Parties".

      WHEREAS, the Lender, TERI, Servicer and CFS are Parties to various agreements to promote and operate CFS' Real World Private Consolidation Loan Program ("RWPCL Program") including the Private Consolidation Loan Origination Responsibility Agreement dated as of June 12, 2001, the Guaranty Agreement dated January 27, 1997, as amended, and the Master Origination and Servicing Agreement dated January 18, 2001, as amended (the "Agreements") which provide for the marketing, funding, insuring and servicing of consolidation of private education loans; and

      WHEREAS, the Agreements each include as an exhibit or attach, or refer to, certain Underwriting, Origination, and Servicing Guidelines for the Real World Private Consolidation Loan Program adopted as of June 12, 2001 (the "Regulations"); and

      WHEREAS, the Parties desire to amend the Agreements and/or the Regulations as they may apply to the Agreements for the mutual benefit of the Parties, all as hereinafter set forth in greater detail.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the Parties agree as follow.

      1. On page 4 of the Regulations, the last bullet "United States citizenship...." Is hereby amended to read in its entirety:

      "United States citizenship or permanent residency - required for either the Borrower or the Co-Borrower."

      2. On page 5 of the Regulations, part "A. Citizenship" is hereby amended to read in its entirety:

      "The Borrower or the Co-Borrower must be a U.S. citizen or a permanent resident of the United States. This U.S. citizen requirement will be deemed satisfied if the `Yes' box is marked by the Borrower or, if applicable, the Co-Borrower in item 4. or 20., respectively, of the Private Consolidation Loan Application and Promissory Note. No further verification is needed. If the Borrower or the Co-Borrower IS a Permanent Resident, then the Originator must verify Permanent Residency status with the Certification of U.S.

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      Citizenship (INS form N-560 or N-561). The Originator will forward documentation of Permanent Residency to the Servicer along with the Borrower file."

      3. The Following procedures will be followed to establish the definitive payoff amount for each underlying loan sought to be included in the RWPC Loan in all instances in which a Payoff Request Form ("PORF") is not obtained to support an underlying loan. When obtained, a PORF shall supercede any and all other loan payoff/balance documentation that may be obtained and render unnecessary the process, procedures and requirements described below:

      A. For each Application, CFS shall transmit to the Borrower a copy of the attached "Borrower Certification of Private Loan Balance" form ("Borrower Certification Form"). When CFS receives a completed Borrower Certification Form it will compare the payoff balance for each underlying loan supplied thereon with the balance for the corresponding loan on the Borrower's credit bureau report obtained no more than 90 days before receipt of the Borrower Certification Form. See attachment "A" for the approved Borrower Certification Form. In instances where the loan reported by the Borrower is not listed on a credit bureau, CFS must follow the documentation requirement contained in Paragraph 3(D) below.

      B. If CFS determines that the Borrower-verified balance on the Borrower Certification Form for a particular underlying loan is equal to or less than 105% of the balance for such loan indicated on the credit bureau report, the Parties shall accept the lesser of the Borrower certified balance or the credit bureau report balance as the accurate "pay-off" amount for such loan. The Borrower Certification Form or credit bureau report, as applicable, shall constitute the sole proof of the "payoff balance" required for such underlying loan. The Borrower Certification Form and Borrower Certification of Payoff Balance Comparison Worksheet (Attachment C) shall be included in the Borrower File delivered by CFS to the Servicer. The requirement to collect a Payoff Request Form ("PORF"), and include the same in the Borrower File, is waived for underlying loans described in this paragraph 3(B). See attachment "B" for the hardcopy documentation requirements.

      C. If CFS determines that the balance on the Borrower Certification Form for a particular underlying loan is more than 105%, but less than or equal to 110%, of the balance for such loan indicated on the credit bureau report, CFS shall call the Borrower and encourage and assist the Borrower in obtaining written loan payoff balance documentation from the holder(s) of such loan (see Attachment "B" for the acceptable documentation). Such written documentation shall constitute the sole proof of the "payoff balance" required for such underlying loan and shall, along with the Borrower Certification Form and Borrower Certification Comparison Worksheets, be included in the Borrower File delivered by CFS to the Servicer. The requirement to collect a Payoff Request Form ("PORF"), and include the same in the Borrower File, is waived for underlying loans described in this paragraph 3(C).

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      D.    If CFS determines that balance on the Borrower Certification Form for a particular underlying loan is more than 110% of the balance for such loan indicated on the credit bureau report, or if the borrower's loan amount does not appear in the credit bureau trade-line, CFS will only include such loans in the Consolidation Loan if it obtains the Pay-Off Request Form(s) from the current holder/servicer/lender, and in such event the PORF shall constitute the sole acceptable proof of the "payoff balance" for such affected loan and shall, be included in the Borrower File delivered by CFS to the Servicer.

      E. In its review of the Borrower File as required under the Master Origination and Servicing Agreement dated January 18, 2001, as amended, Servicer shall verify that the File contains each form of document for each underlying loan as noted by CFS on the BORROWER PAYOFF CERTIFICATION OF EDUCATION LOAN BALANCES VERIFICATION CHECKLIST (attached hereto as Attachment D). Servicer shall have no obligation whatsoever to investigate or otherwise verify the accuracy of the information contained on any Attachment D; it being understood that Servicer's sole obligation under this paragraph is to verify that CFS forwarded each of the documents that CFS listed on Attachment D.

      F. As long as this Section 3 is in effect, Lender and TERI shall accept the Borrower certification contained in the Application/ Promissory Note and in the Borrower Certification as acceptable certification that the loans listed for consolidation on such documents were used for qualifying education purposes.

      G. For each RWPC Loan, the principal loan amount covered by TERI's Guarantee shall equal the aggregate amount of the underlying loan payoff balances (including interest/fees) listed on the (i) Borrower Certification Form, credit bureau report or PORF, as applicable for underlying loans described in Section 3(B) above, (ii) Attachment B documentation or PORF, as applicable, for underlying loans described in Section 3(C), and (iii) the PORF for underlying loans described in Section 3(D), provided that the principal amount of such Guarantee shall in no event exceed the principal amount of the RWPC loan actually disbursed by the Lender.

      H. When the loan payoff balance for one or more underlying loans included in a RWPC Loan is supported by a Borrower Certification Form and/or Attachment B documentation, such original underlying loan(s) shall be deemed by the Parties to be non-TERI-guaranteed loans for purposes of calculating the TERI guaranty fee pursuant to "IV. Payment of Guaranty Fees to TERI" of the Regulations.

      I. All parties agree that the Borrower Certification Form process outlined in Sections 3(A)-(H) is subject to termination by TERI and Lender effective on any October 1st during the term of the Agreement. To become effective, notice of such termination must be given to CFS no less than thirty (30) days prior to the desired October 1st termination date. Lender may also terminate the Borrower Certification Form process outlined in Sections 3(A)-(H) at anytime upon 10 days written notice to CFS if more than two percent (2%) of Borrower Files provided by CFS to Servicer in any particular calendar month do not at the time of initial submission to Servicer include the completed Borrower Certification of Payoff Balance Comparison Worksheet, the Borrower Certification Form and, as applicable, the alternative hardcopy documentation required under Paragraph 3(C), or the PORF required under Paragraph 3(D), provided further that such noncompliance persists for three (3) consecutive calendar months. Servicer's document exceptions list provided to CFS pursuant to
            Section 6(D) of the Private Consolidation Loan Origination Responsibility Agreement dated as of June 12, 2001 shall, absent clear and convincing evidence to the contrary, be conclusive proof of whether the PORF, or, in the absence of such PORF as contemplated in Paragraphs 3(B) & (C), whether the Borrower Certification of Payoff Balance Comparison Worksheet, the Borrower Certification Form, and solely for underlying loans described in Paragraph 3(C) the alternative hardcopy documentation required thereunder, were contained in the Borrower Files at time of submission to Servicer. Any termination under this paragraph 3(I) shall terminate application of sections 3(A) through 3(H) above on a prospective basis only and the Parties will thereafter, with respect to all Consolidation Loans that have not had at least one disbursement issued prior to the effective date of termination, revert to the PORF process originally outlined in the Agreements.

      4. CFS will supply to Lender each week a list of loan applications (identifying borrower name, SSN, and payoff balance) with tolerances between 105.00% and 110.01% submitted for funding by CFS during the previous calendar week. CFS will provide to Lender within 5 business days of Lender's request all of the required loan payoff documentation for a random sample of Loans funded by Lender in any month for no more than 50 Loans (i.e., as applicable, the copy of the Borrower Certification Forms, the credit reports used to determine the payoff variance percentages, the Borrower Certification Comparison of Balance Payoff Worksheets, the PORFs, and the alternative hardcopy documentation required under Paragraph 3(C)).

      5. Except as explicitly set forth herein, nothing in this Amendment Agreement is intended, nor shall it, release, remove, modify, alter, or amend any obligation, duty, or responsibility of any party as set forth in the Agreements. This Amendment Agreement may be executed in counterparts, each of which may be a fax copy of an original but all of which, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have set their hands hereto.

FIRST UNION NATIONAL BANK OF DELAWARE ("Lender")

      /s/ Ricardo Ramirez
      ------------------------------
By:   Ricardo Ramirez

COLLEGIATE FUNDING SERVICES, LLC ("CFS")

      /s/ W. Clark McGhee
      ------------------------------
By:   W. Clark McGhee

THE EDUCATION RESOURCES INSTITUTE (TERI)

      /s/ Ann S. Coles
      ------------------------------
By:   Ann S. Coles

SUNTECH, INC. ("Servicer")

      /s/ Malcolm Lightsey
      ------------------------------
By:   Malcolm Lightsey

ATTACHMENTS:   Attachment "A"     -       Borrower Certification Form

               Attachment "B"     -       Payoff Documentation

               Attachment "C"     -       Borrower certification of Payoff

               Balance Comparison Worksheet

               Attachment "D"     -       Borrower Payoff Certification of

               Education Loan Balances Verification Checklist

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                               AMENDMENT AGREEMENT

Amendment to the Agreement dated as of August 1, 2001, among First Union National Bank of Delaware ("Lender"), The Education Resources Institute ("TERI"), Suntech, Inc (the "Servicer") and Collegiate Funding Services, L.L.C. ("CFS"), collectively the "Parties". This Amendment is made effective this 20th day of February, 2002.

Section 3 - Paragraph B shall be amended to read as follows with respect to all RWPCL loans not already funded as of the date of this Amendment:

If CFS determines that the Borrower-verified balance on the Borrower Certification Form for a particular underlying loan is equal to or less than 105% of the balance for such loan indicated on the credit bureau report, the Parties shall accept the greater of the Borrower certified balance or the credit bureau report balance as the accurate "pay-off" amount for such loan. The Borrower Certification Form or credit bureau report, as applicable, shall constitute the sole proof of the "payoff balance" required for such underlying loan. The Borrower Certification Form and Borrower Certification of Payoff Balance Comparison Worksheet (Attachment C) shall be included in the Borrower File delivered by CFS to the Servicer. The requirement to collect a Payoff Request Form ("PORF"), and include the same in the Borrower File, is waived for underlying loans described in this paragraph 3(B). See attachment "B" for the hardcopy documentation requirements.

FIRST UNION NATIONAL BANK OF DELAWARE

       /s/ Ricardo Ramirez
       -----------------------------
By:    Ricardo Ramirez
Date:  7-15-02

COLLEGIATE FUNDING SERVICES, LLC

       /s/ W. Clark McGhee
       -----------------------------
By:    W. Clark McGhee
Dated: 7/10/02

THE EDUCATION RESOURCES INSTITUTE (TERI)

       /s/ Sherry Penney
       -----------------------------
By:    Sherry Penney
Dated: 7/10/02

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SunTech, Inc.

       /s/ Malcolm B. Lightsey
       -----------------------------
By:    Malcolm B. Lightsey
Dated: 7/15/02